UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2023

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

24275 Katy Freeway, Suite 600, Katy, Texas	77494
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 258-2170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2023, Simon Bates was appointed to serve, effective July 3, 2023, as an independent director of the Board of Directors (the “Board”) of U.S. Silica Holdings, Inc. (“U.S. Silica”), bringing the number of directors serving on the Board to seven. Mr. Bates was also appointed as an independent member of the Board’s Compensation Committee and Nominating & Governance Committee. Mr. Bates will serve as a director until the next annual meeting of stockholders and will be subject to election by the vote of stockholders at such meeting.

Mr. Bates will be entitled to participate in U.S. Silica’s non-employee director compensation program, which is described under the heading “Director Compensation in 2022” in U.S. Silica’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 28, 2023, on the same basis as other directors. Mr. Bates will also be entitled to enter into U.S. Silica’s standard indemnification agreement for directors. A copy of the form of Indemnification Agreement was included as Exhibit 10.20 to U.S. Silica’s Registration Statement on Form S-1 filed with the SEC on December 29, 2011.

There are no arrangements or understandings between Mr. Bates and any other persons pursuant to which Mr. Bates was selected as a director. There are no relationships between Mr. Bates and U.S. Silica or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of U.S. Silica’s press release announcing the appointment of Mr. Bates is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	U.S. Silica Holdings, Inc. press release dated June 30, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023

U.S. SILICA HOLDINGS, INC.

/s/ Stacy Russell
Stacy Russell
Executive Vice President, General Counsel & Corporate Secretary